Prudential Annuities Life Assurance Corporation

Advanced Series Advisor Plan III

Advanced Series APEX II

Advanced Series Xtra Credit SIX

Advanced Series Lifevest II

Supplement, dated August 11, 2008

To

Prospectus, dated May 1, 2008

This supplement should be read and retained with the prospectus for your Annuity. If you would like another copy of the prospectus, please call us at 1-800-752-6342.

In the section entitled Valuing Your Investment, within the sub-section entitled When Do You Process And Value Transactions?, there is a paragraph that states:

We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc.

We replace that paragraph with the following:

We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). In addition, we currently have an arrangement with Merrill Lynch, under which transfers that you submit in good order through Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM and Merrill Lynch may be terminated in certain circumstances.

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